Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of McIntosh Bancshares, Inc. (Registrant) on Form 10-Q (Report) for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, we, William K. Malone, Chief Executive Officer and James P. Doyle, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and:
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     By:/s/William K. Malone
      William K. Malone, Chairman and C.E.O.
     (Principal Executive Officer)

    By:/s/James P. Doyle
    James P. Doyle, Chief Financial Officer,
    Secretary and Treasurer
   (Principal Accounting Officer)